                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 25, 2000
                Date of Report (Date of Earliest Event Reported)


  Bear Stearns Asset Backed Securities Inc. (as Sponsor of American Residential Eagle Bond Trust 1999-1, the Issuer of Mortgage-Backed LIBOR Notes, Class A,
             Series 1999-1, under an Indenture dated April 1, 1999)


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                         333-9532                       13-3836437
----------------------------        ------------------------          -------------------
(State or Other Jurisdiction        (Commission File Number)           (I.R.S. Employer
     of Incorporation)                                                Identification No.)


                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
                    (Address of Principal Executive Offices)



                                 (212) 272-4095
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       OTHER EVENTS

              Bear Stearns Asset Backed Securities Inc. has previously registered the offer and sale of the Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, issued by American Residential Eagle Bond Trust 1999-1 (the "Notes")

              The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 7(c).    Exhibits

              10.1 Monthly Payment Date Statement distributed to Noteholders, dated August 25, 2000.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 31, 2000


                                           BEAR STEARNS ASSET BACKED
                                           SECURITIES, INC.


                                           By:      /s/ Jonathan Lieberman
                                                --------------------------------
                                                Jonathan Lieberman
                                                Managing Director

                                  EXHIBIT INDEX


Exhibit Number                                                                        Page Number
--------------                                                                        -----------
10.1    Monthly Payment Date Statement distributed to Noteholders, dated August
        25, 2000........................................................................  5